SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 19, 1996



                         NORTHEAST INDIANA BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



     Delaware                      0-26012                          35-1948594
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  (State or other           (Commission File Number)              (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                       Number)


             648 North Jefferson Street, Huntington, Indiana 46750
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              (Address of principal executive offices) (Zip Code)

                                 (219) 356-3311
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              Registrant's telephone number, including area code:
- --------------------------------------------------------------------------------

                                       N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Northeast Indiana Bancorp, Inc. (the "Registrant") issued a press release dated July 19, 1996, attached hereto as Exhibit 28.1 announcing SECOND QUARTER EARNINGS.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit  28.1 Press  Release  dated July 19, 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                           \S\ STEPHEN E. ZAHN

Date: July 19, 1996                        By:
                                           Stephen E. Zahn
                                           President and Chief Executive Officer